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As filed with the Securities and Exchange Commission on August 22, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2003

ALLEGIANCE TELECOM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24509 (Commission File No.)	75-2721491 (I.R.S. Employer Identification No.)
9201 North Central Expressway Dallas, Texas 75231 214/261-7100 (Address of Principal Executive Offices) (Zip Code) (Registrant's telephone number including area code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    EXHIBITS.

  (c)
  The following exhibit is filed as part of this report:

      Exhibit 99.1    Press Release dated August 19, 2003

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 19, 2003, Allegiance Telecom, Inc. (the "Company") issued a press release discussing its results of operations and financial condition for the fiscal quarter ended June 30, 2003. The full text of the press release is being furnished as Exhibit 99.1 and is incorporated in its entirety herein by reference.

        The press release attached hereto also contained a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K. The Company uses the measure of adjusted earnings before deducting interest, taxes, depreciation and amortization, also commonly referred to as "EBITDA" as a way of measuring its performance. In calculating its EBITDA figure, the Company also excludes the recurring non-cash charges to operations for the management ownership allocation charge, deferred compensation expense, and goodwill impairment charges. For capital intensive businesses like the Company's, with high initial capital investments required prior to fully utilizing network assets with customer traffic, adjusted EBITDA is used by Company management to monitor progress toward profitability from operations until adequate scale is achieved to realize positive operating income. Adjusted EBITDA is not derived pursuant to generally accepted accounting principles, and therefore should not be construed as an alternative to operating income (loss), as an alternative to cash flows from operating activities, or as a measure of liquidity. EBITDA as used in the attached press release may not be comparable to similarly titled measures reported by other companies due to definitional differences. Provided below is a quantitative reconciliation of the differences between the EBITDA financial measures disclosed and the most directly comparable GAAP financial measure calculated and presented in accordance with GAAP:

ALLEGIANCE TELECOM, INC.
(Debtors and Debtors-in-posession)
RECONCILIATION OF EBITDA PERFORMANCE METRICS
(Unaudited)

	Actual 2001				Actual 2002				Actual 2003
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q
Loss from operations as a % of revenue	-82.6%	-72.6%	-68.3%	-68.1%	-55.6%	-110.3%	-39.5%	-44.3%	-44.5%	-38.1%
Less:
Depreciation and amortization as a % of revenue	-48.5%	-48.1%	-52.6%	-49.0%	-41.9%	-38.6%	-32.9%	-34.4%	-32.6%	-33.1%
Non-cash deferred compensation as a % of revenue	-5.6%	-1.8%	3.9%	-0.9%	-0.3%	-0.1%	-0.7%	-0.3%	-0.4%	-0.4%
Management ownership allocation charge as a % of revenue	-0.2%	—	—	—	—	—	—	—	—	—
Goodwill impairment charge as a % of revenue	—	—	—	—	—	-60.1%	—	-1.9%	—	-1.1%

EBITDA—Pre-Restructuring as % of revenue	-28.3%	-22.7%	-19.6%	-18.2%	-13.4%	-11.5%	-5.9%	-7.7%	-11.5%	-3.5%
Loss from operations per employee	$(98.7)	$(93.5)	$(94.4)	$(102.3)	$(87.6)	$(186.6)	$(78.6)	$(90.7)	$(97.9)	$(86.5)
Less:
Depreciation and amortization per employee	(57.9)	(62.0)	(72.8)	(73.6)	(66.0)	(65.5)	(65.4)	(70.5)	(71.7)	(75.3)
Non-cash deferred compensation per employee	(6.7)	(2.3)	5.4	(1.3)	(0.5)	(0.1)	(1.4)	(0.6)	(1.0)	(0.8)
Management ownership allocation charge per employee	(0.2)	—	—	—	—	—	—	—	—	—
Goodwill impairment charge per employee	—	—	—	—	—	(101.6)	—	(3.9)	—	(2.4)

EBITDA per employee	$(33.9)	$(29.2)	$(27.0)	$(27.4)	$(21.1)	$(19.4)	$(11.8)	$(15.7)	$(25.2)	$(8.0)
Loss from operations per line	$(0.5)	$(0.4)	$(0.4)	$(0.4)	$(0.3)	$(0.7)	$(0.3)	$(0.3)	$(0.3)	$(0.2)
Less:
Depreciation and amortization per line	(0.3)	(0.3)	(0.3)	(0.3)	(0.2)	(0.2)	(0.3)	(0.3)	(0.2)	(0.2)
Non-cash deferred compensation per line	—	—	—	—	—	—	—	—	—	—
Management ownership allocation charge per line	—	—	—	—	—	—	—	—	—	—
Goodwill impairment charge per line	—	—	—	—	—	(0.4)	—	—	—	—

EBITDA per line	$(0.2)	$(0.1)	$(0.1)	$(0.1)	$(0.1)	$(0.1)	$—	$—	$(0.1)	$—

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 22, 2003.

ALLEGIANCE TELECOM, INC.
By:	/s/ MARK B. TRESNOWSKI Mark B. Tresnowski Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated August 19, 2003

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  ITEM 7. EXHIBITS.
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ALLEGIANCE TELECOM, INC. (Debtors and Debtors-in-posession) RECONCILIATION OF EBITDA PERFORMANCE METRICS (Unaudited)
SIGNATURES
EXHIBIT INDEX